UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 22, 2022
Atlas Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-54627	27-5466079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

953 American Lane, 3rd Floor Schaumburg, IL (Address of principal executive offices)	60173 (Zip Code)

Registrant's telephone number, including area code: (847) 472-6700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2022, Kurt Lageschulte informed Atlas Financial Holdings, Inc. (the “Company”) that he is resigning from the Board of Directors (the “Board”) of the Company effective on that date. Mr. Lageschulte’s decision to resign was not the result of any disagreement with the Company.

On April 26, 2022, each of Jordan Kupinsky and Ronald Konezny informed the Company that they will not stand for re-election to the Board at the Company’s 2022 annual general meeting of shareholders (the “2022 Annual General Meeting”). Neither Mr. Kupinsky’s nor Mr. Konezny’s decision not to stand for re-election was the result of any disagreement with the Company.

On April 26, 2022, the Board appointed Paul Romano and Joseph Shugrue to the Board, with a term to expire at the 2022 Annual General Meeting. Mr. Romano is the Vice President, Chief Financial Officer and Principal Accounting Officer of the Company and Mr. Shugrue is the Vice President and Chief Operating Officer of the Company. Both Mr. Romano and Mr. Shugrue are expected to stand for re-election at the 2022 Annual General Meeting.

Mr. Romano and Mr. Shugrue are each employee directors, and as employee directors, they will receive no compensation from the Company for services rendered in their capacity as directors. Mr. Romano and Mr. Shugrue earn compensation from the Company for services rendered in their capacity as officers of the Company, and Mr. Romano and Mr. Shugrue will be eligible to receive reimbursements from the Company for their out-of-pocket expenses incurred in connection with attendance at or participation in meetings of the Board. Neither Mr. Romano nor Mr. Shugrue are expected to serve on any committee of the Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS FINANCIAL HOLDINGS, INC. (Registrant)
Date: April 28, 2022	By:	/s/ Paul A. Romano
	Name:	Paul A. Romano
	Title:	Vice President and Chief Financial Officer